EXHIBIT (5)(b)

FORM OF APPLICATION (I-SHARE)

HELPFUL APPLICATION HINTS

Thank you for choosing Transamerica for your clients’ retirement needs.

Want to avoid processing delays, having to obtain additional signatures or receiving commissions late? This document outlines the most common errors which cause application processing delays and rejections.

Section 2 - Owner Information: Make sure all required information is complete and legible. Most common missing, incorrect or illegible information includes:

• Social Security Number/Taxpayer Identification Number	• Missing Citizenship

• Incomplete or Missing Date of Birth (mm/dd/yyyy)	• Incomplete Owner Name

• Incomplete Address Information - Verify Residential Address is a Street Address if Mailing Address is a P.O. Box

Section 5 - Beneficiary Designation: At a minimum verify the Name is completed. If the spouse is the beneficiary, the address, citizenship, Social Security Number and Date of Birth must be completed as well.

Section 6 - Purchase Payment Information: Doing a transfer? You must include the appropriate Transamerica transfer form with the application.The transfer form and Section 6 of the application should match.

Section 7 - Benefit Elections: If you are electing a Death Benefit or Living/Withdrawal Benefit, verify the Benefit is available for the product and state selected, the annuitant is within the rider’s issue ages and the type of annuity selected.

Section 8 - Living/Withdrawal Benefit: If you are electing a Living/Withdrawal Benefit, please note that under the Joint option, “civil union or domestic partner” refers to a domestic partnership/civil union between two people of the same sex.

Section 9 - Replacements: When completing the Replacement Questions in Section 9 all questions must be answered. In addition the client’s replacement answers on the left should correspond to the financial professional’s answers on the right. NOTE: Many states have replacement regulations which may include a replacement form for replacements and non-replacements dependent on the answers to the questions in Section 9. Please ensure you follow the replacement regulations applicable to the issue state listed on the application.

Missing Application Documents: Verify all required documents are included, complete and legible. Examples of Forms and/or documents often forgotten in applicable situations include:

• Electronic Submission Questionnaire	• Internal Transfer Disclosure	• Power of Attorney

• State Replacement Forms	• Transfer Forms	• Trustee or Entity Certification

Please Print Clearly - As a convenience to you, applications are writable online at www.transamerica.com.

REMINDER: PER STATE REGULATIONS, a number of states require product specific training prior to solicitation. Please verify you have completed the necessary training if applicable in the state you are choosing to solicit business.

Following the hints above can streamline and increase the efficiencies in processing your business.

In addition, Transamerica is proud to offer our industry leading concierge service. This service was created to help simplify the process of writing variable annuity business. For further assistance regarding the application or the concierge service please call the Transamerica Annuities Sales Desk at (800) 851-7555.

Page 1 of 1	11/16

(Hereafter referred to as the Company, we, our, or us) Home Office: 440 Mamaroneck Avenue Harrison, New York 10528	Individual Variable Deferred Annuity Application
Transamerica Financial Life Insurance Company Mailing Address: 4333 Edgewood Road NE, Cedar Rapids, IA 52499 (800) 525-6205
www.transamerica.com

By providing an email address below, I consent to receive an email that will initiate the process of receiving electronic documents and notices applicable to the Eligible Policy/Policies accessed through the Company website. A link within the email will direct you to the Company e-delivery terms and conditions as well as our registration and consent process. I have access to the Internet for the purpose of accepting electronic delivery of documents.

Email Address:

Electronic Delivery Document notifications will be provided to only one email address. Any email provided above will override any existing email address, if applicable. Please call (800) 525-6205 or visit the Company website if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your email address.

1. PRODUCT INFORMATION

Product: I-Share with Transamerica Income Edge SM (TIE) Rider

2. PRIMARY OWNER INFORMATION

Type of Owner: If the Type of Owner is an Individual, there must be an immediate (spouse, parent, child, grandparent, grandchild or sibling) familial relationship between the Owner(s) and the Annuitant.

❑ Individual	❑ Trust (1)	❑ Qualified Custodial Account (4)

❑ Entity (2)	❑ Company Qualified Plan (3)	❑ UGMA/UTMA

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box)	Street Address

City State Zip Code Country

Mailing Address:
Street Address

City State Zip Code Country

SSN/TIN:	Date of Birth:	Telephone:

Citizenship: ❑ U.S. Citizen/Entity ❑ Non-U.S. Citizen/Entity (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female

(1)	Trustee Certification Form is Required.
(2)	Entity Certification Form is Required.
(3)	Profit Sharing Plan, Pension Plan, 401(k), etc. (Plan). Qualified Plan Certification Form is Required. The Plan must be the Beneficiary listed in Section 5.
(4)	If a Joint Rider is selected in Section 7B, the Spousal Information for Custodial Accounts Form is required.

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3. JOINT OWNER INFORMATION

If no Joint Owner is listed, the Company will issue the policy with the Primary Owner listed in Section 2.

If Type of Owner in Section 2 is an Individual; there must be an immediate (spouse, civil union, domestic partner, parent, child, grandparent, grandchild or sibling) familial relationship between the Owner(s) and the Annuitant.

☐ Check here if the Joint Owner’s Address is the same as the Primary Owner’s Address.

Relationship to Owner:

Complete Legal Name:

Residential Address:

(Cannot be a P.O. Box)     Street Address

City	State Zip Code	Country

Mailing Address:

                                     Street Address

City	State Zip Code	Country

SSN/TIN:	Date of Birth:	Telephone:

Citizenship: ❑ U.S. Citizen/Entity ❑ Non-U.S. Citizen/Entity  (Country:                                                                                                           )

                                                             ❑ Resident Alien ❑ Non-Resident Alien

Gender: ☐ Male ☐ Female

4. ANNUITANT INFORMATION

If no Annuitant is listed, the Company will issue the policy with the Primary Owner and Annuitant as the same.

If Type of Owner in Section 2 is an Individual; there must be an immediate (spouse, parent, child, grandparent, grandchild or sibling) familial relationship between the Owner(s) and the Annuitant.

☐ Check here if the Annuitant’s Address is the same as the Primary Owner’s Address.

Relationship to Owner:

Complete Legal Name:

Residential Address:

(Cannot be a P.O. Box)     Street Address

City	State Zip Code	Country

Mailing Address:

                                     Street Address

City	State Zip Code	Country

SSN/TIN:	Date of Birth:	Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country:                                                                                                                     )

                                                             ❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female

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5. BENEFICIARY DESIGNATION

The percentages assigned must be whole percentages and total 100% for each beneficiary type (primary and/or contingent). If the percentages do not total 100%, we will consider this designation incomplete until sufficient beneficiary information is received. If a designation is incomplete or there are no surviving beneficiaries at the time a claim is processed, proceeds will be payable per the terms of the policy.

•	If the Beneficiary is to be restricted, the Beneficiary Designation with Restricted Payout Form must be received.

❑	Primary Allocation Percentage: ____________% Is this an Irrevocable Beneficiary? ❑ Yes ❑ No

Relationship to Annuitant:

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box) Street Address
	City	State Zip Code	Country

SSN/TIN: Date of Birth: Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female ❑ Entity ❑ Trust ❑ Qualified Plan ❑ Other:

❑	Primary ❑ Contingent Allocation Percentage: ____________% Is this an Irrevocable Beneficiary? ❑ Yes ❑ No

Relationship to Annuitant:

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box) Street Address
	City	State Zip Code	Country

SSN/TIN: Date of Birth: Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female ❑ Entity ❑ Trust ❑ Qualified Plan ❑ Other:

❑	Primary ❑ Contingent Allocation Percentage: ____________% Is this an Irrevocable Beneficiary? ❑ Yes ❑ No

Relationship to Annuitant:

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box) Street Address
	City	State Zip Code	Country

SSN/TIN: Date of Birth: Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female ❑ Entity ❑ Trust ❑ Qualified Plan ❑ Other:

❑	Check if there are more Beneficiaries and complete the Additional Beneficiary Form and return with the application.

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6. PURCHASE PAYMENT INFORMATION

Type of Annuity Applying for (select only one): If applying for a Qualified Plan (Profit Sharing Plan, Pension Plan, 401(k), or other), the Qualified Plan Certification and Acknowledgement Form and Plan Investment and Services Agreement is required.

❑ Non-Qualified	❑ Traditional IRA	❑ Roth IRA	❑ SEP IRA	❑ SIMPLE IRA

❑ Profit Sharing Plan	❑ Pension Plan	❑ 401(k)	❑ Other:

❑ BENE IRA - Deceased Name:				Date of Death:

❑ Non-Qualified Stretch - Deceased Name:				Date of Death:

Funding Options:

❑ Check Enclosed

❑ Wire

❑ Financial Professional/Client to request release of funds

❑   The Company to request release of funds. The 1035 Exchange, Rollover or Transfer Request Form is required. Submit the appropriate state replacement form(s) if the Applicant has existing life insurance policies or annuity contracts.

Source of Funds:

❑ New Money / Contribution Money $ if Qualified Plan - Tax Year:

❑ Non-Qualified 1035 Exchange - Anticipated Premium Amount $

❑ CD/Mutual Fund Redemption - Anticipated Premium Amount $

❑ Direct Transfer - Anticipated Premium Amount $

❑ Rollover - Anticipated Premium Amount $

7A. ELECTIONS - DEATH BENEFIT

You must select only one Death Benefit option. Your selection cannot be changed after the policy has been issued.

❑ Policy Value Death Benefit

❑ Return of Premium Death Benefit

❑ Annual Step-Up Death Benefit

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7B. ELECTIONS - LIVING/WITHDRAWAL BENEFIT RIDER

If you elect the Transamerica Income Edge SM Rider the Company requires a certain percentage of your policy value to be allocated to the Stable Account and Select Investment Options with the remainder to be allocated to the Select Investment Options and Flexible Investment Options. One or more of these investment options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize the potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk-adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefit. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with these riders. You may pay an additional fee for the guaranteed benefit, which, in part, pays for protecting the related benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your Financial Professional whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under these riders that do not invest in funds that utilize volatility control strategies.

•

If a Joint rider option is selected and the policy has a Joint Owner, the spouse must be an owner (primary or joint). If a Joint Rider is selected and there is not a Joint Owner, the sole Primary Beneficiary must be the annuitant’s spouse.

•	If the Type of Annuity in Section 6 is BENE IRA or Non-Qualified Stretch, the Living/Withdrawal Benefit Riders are not available.

•	Guaranteed Lifetime Withdrawal Benefit (Transamerica Income Edge(TIE)SM Rider) - Select Investment Options in Section 8.

Election - To elect this rider, select either the Single option or the Joint option.

❑ Single

❑ Joint

This rider includes a 20% investment into the Stable Account and a minimum of 20% into the Select Investment Options. This optional guarantee is available for an additional charge. Subject to the rider’s terms, conditions and limitations, the rider provides a maximum annual withdrawal amount for the life of the annuitant (or if joint, the annuitant’s spouse) regardless of policy value. The rider is intended to provide you with a guaranteed lifetime withdrawal benefit and an opportunity for increases in the rider withdrawal amount. After the 1st Rider Anniversary, the rider fee may increase due to an automatic step-up.

The Guaranteed Lifetime Withdrawal Benefit:

•	Can be terminated independently of the policy to which it is attached, at any time within a 30-day window after the fifth rider anniversary and every fifth rider anniversary thereafter.

•	Surrender of the policy due to a reduction in policy value (even to a zero value) may not be appropriate if the withdrawal guarantee available through the rider has a positive value.

•	Withdrawals prior to the rider anniversary following the annuitant’s (or the annuitant’s spouse’s, if younger) 59th birthday will result in an excess partial withdrawal.

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8. INVESTMENT ALLOCATIONS

Some subaccounts have restrictions depending on your policy elections.

This rider requires the investment allocations be rebalanced on a Quarterly basis. The rebalance will be processed according to the Investment Options selected in the Select and Flexible Investment Options sections. As the Stable Account is not included in the rebalance and whole percentages are required, it may be necessary for the Company to make adjustments to allocation percentages as needed to round to the nearest whole percentage. You will be notified in writing and allowed to change the rebalancing allocations.

The sum of the “Allocation Percent” columns must equal 100%.

Stable Account - The TIE Rider includes a 20% investment into the Stable Account (Fixed Account).

Allocation Percent
20.0%	Stable Account (111)

Select Investment Options - Allocate a minimum of 20% into the Select Investment Options.

Allocation Percent	Select Investment Options
_____.0%	American Funds - Bond Fund 0.40% (904) *
_____.0%	TA Aegon Government Money Market (829)
_____.0%	TA Aegon U.S. Government Securities (828)
_____.0%	TA JPMorgan Core Bond (839)
_____.0%	TA PIMCO Total Return (823)
_____.0%	TA PineBridge Inflation Opportunities (785)

Flexible Investment Options - Allocate a maximum of 60% into the Flexible Investment Options.

Allocation Percent	Flexible Investment Options
_____.0%	AB Balanced Wealth Strategy Portfolio 0.20% (901) *
_____.0%	AB Growth and Income Portfolio 0.20% (934) *
_____.0%	American Funds - Asset Allocation Fund 0.40% (903) *
_____.0%	American Funds - Growth Fund 0.40% (905) *
_____.0%	American Funds - Growth-Income Fund 0.40% (906) *
_____.0%	American Funds - International Fund 0.40% (907) *
_____.0%	Equity Index Portfolio 0.60% (914) *
_____.0%	Fidelity® - VIP Balanced Portfolio 0.20% (935) *
_____.0%	Fidelity® - VIP Contrafund® Portfolio 0.20% (936) *
_____.0%	Fidelity® - VIP Mid Cap Portfolio 0.20% (937) *
_____.0%	Fidelity® - VIP Value Strategies Portfolio 0.20% (938) *
_____.0%	GE Investments Total Return Fund 0.20% (908) *
_____.0%	International Portfolio 0.60% (917) *

Investment Options continue on the next page.

*	If this Allocation option is elected, a Fund Facilitation Fee will be charged in addition to any policy fees and charges.

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8. INVESTMENT ALLOCATIONS (continued)

Flexible Investment Options - Allocate a maximum of 60% into the Flexible Investment Options.

Allocation Percent	Flexible Investment Options
_____.0%	Mid-Cap Index Portfolio 0.60% (915) *
_____.0%	REIT Index Portfolio 0.60% (916) *
_____.0%	Short-Term Investment-Grade Portfolio 0.60% (918) *
_____.0%	TA AB Dynamic Allocation (825)
_____.0%	TA Aegon High Yield Bond (820)
_____.0%	TA American Funds Managed Risk - Balanced (850)
_____.0%	TA Asset Allocation - Conservative (801)
_____.0%	TA Asset Allocation - Growth (800)
_____.0%	TA Asset Allocation - Moderate (802)
_____.0%	TA Asset Allocation - Moderate Growth (803)
_____.0%	TA Barrow Hanley Dividend Focused (822)
_____.0%	TA BlackRock Equity Smart Beta 100 (719)
_____.0%	TA BlackRock Global Allocation (798)
_____.0%	TA BlackRock Global Allocation Managed Risk - Balanced (795)
_____.0%	TA BlackRock Global Allocation Managed Risk - Growth (794)
_____.0%	TA BlackRock Smart Beta 50 (717)
_____.0%	TA BlackRock Smart Beta 75 (718)
_____.0%	TA BlackRock Tactical Allocation (799)
_____.0%	TA Clarion Global Real Estate Securities (812)
_____.0%	TA International Moderate Growth (855)
_____.0%	TA Janus Balanced (773)
_____.0%	TA Janus Mid-Cap Growth (835)
_____.0%	TA Jennison Growth (818)
_____.0%	TA JPMorgan Enhanced Index (819)
_____.0%	TA JPMorgan Mid Cap Value (781)
_____.0%	TA JPMorgan Tactical Allocation (840)
_____.0%	TA Legg Mason Dynamic Allocation - Balanced (766)
_____.0%	TA Legg Mason Dynamic Allocation - Growth (767)
_____.0%	TA Managed Risk - Balanced ETF (856)
_____.0%	TA Managed Risk - Conservative ETF (779)
_____.0%	TA Managed Risk - Growth ETF (857)
_____.0%	TA Market Participation Strategy (797)
_____.0%	TA MFS International Equity (806)
_____.0%	TA Morgan Stanley Capital Growth (824)
_____.0%	TA Multi-Manager Alternative Strategies (796)

Investment Options continue on the next page.

*	If this Allocation option is elected, a Fund Facilitation Fee will be charged in addition to any policy fees and charges.

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8. INVESTMENT ALLOCATIONS (continued)

Flexible Investment Options - Allocate a maximum of 60% into the Flexible Investment Options.

Allocation Percent	Flexible Investment Options
_____.0%	TA Multi-Managed Balanced (816)
_____.0%	TA PIMCO Tactical - Balanced (777)
_____.0%	TA PIMCO Tactical - Conservative (776)
_____.0%	TA PIMCO Tactical - Growth (775)
_____.0%	TA QS Investors Active Asset Allocation - Conservative (784)
_____.0%	TA QS Investors Active Asset Allocation - Moderate (783)
_____.0%	TA QS Investors Active Asset Allocation - Moderate Growth (782)
_____.0%	TA Systematic Small/Mid Cap Value (854)
_____.0%	TA T.Rowe Price Small Cap (832)
_____.0%	TA Torray Concentrated Growth (834)
_____.0%	TA TS&W International Equity (833)
_____.0%	TA WMC US Growth (826)
_____.0%	Total Bond Market Index Portfolio 0.60% (919) *
_____.0%	Wanger International 0.30% (939) *
_____.0%	Wanger USA 0.30% (940) *

                         The sum of the Stable Account + the Select Investment Options + the

            .0% Flexible Investment Options must total 100%.

*	If this Allocation option is elected, a Fund Facilitation Fee will be charged in addition to any policy fees and charges.

9. OWNER & FINANCIAL PROFESSIONAL - REPLACEMENT INFORMATION

Both the Owner Response and the Financial Professional Response columns must be completed.

Submit the appropriate replacement form(s) if the Applicant has existing life insurance policies or annuity contracts. q Check here if there are more than three (3) replacement policies. For more than three (3) policies, please complete the Additional Replacement Policy Form and return with the application.

Financial Professional
Replacement Questions		Owner Response	Response
Will this annuity replace or change any existing life insurance policies or annuity contracts?		❑ No ❑ Yes	❑ No ❑ Yes

If yes -	Company:
Policy #:

Company:
Policy #:

Company:
Policy #:

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10. OWNER & ANNUITANT SIGNATURES AND ACKNOWLEDGEMENTS

❑ Please check here if you want to be sent a copy of “Statement of Additional Information”.

•	To the best of my knowledge and belief, all of my statements and answers on this application are correct and true.

•	This application is subject to acceptance by the Company. If this application is rejected for any reason, the Company will be liable only for return of purchase payment paid.

•

I understand that federal law requires all financial institutions to obtain customer information, including the name, residential address, date of birth, Social Security Number or Taxpayer Identification Number and any other information necessary to sufficiently identify each customer.

•	Account values based on the performance of the Separate Account are not guaranteed as to fixed dollar amount.

I HAVE REVIEWED MY FINANCIAL OBJECTIVES AND INSURANCE NEEDS, INCLUDING ANY EXISTING ANNUITY COVERAGE, AND FIND THE ANNUITY BEING APPLIED FOR IS APPROPRIATE FOR MY NEEDS.

If the individuals signing below are signing as a Power of Attorney, Guardian, Conservator, Authorized Representative, or Trustee, additional information is required.

Signed at:
City State

Date: Linking Number:

Owner(s) Signature:	X
I am signing as: ❑ Power of Attorney ❑ Guardian ❑ Conservator ❑ Authorized Representative ❑ Trustee

Joint Owner(s) Signature:	X
I am signing as: ❑ Power of Attorney ❑ Guardian ❑ Conservator ❑ Authorized Representative ❑ Trustee

Annuitant Signature (if not Owner):	X

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11. FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS & SIGNATURES

REMINDER - If there is more than one product listed in Section 1, please verify a product has been selected.

I certify that I have truly and accurately recorded on the application the information that was provided to me by the applicant. If this is a replacement transaction, I confirm that I have reviewed the Company’s written standard regarding the acceptability of replacements and that it meets the Company’s standard.

Primary Registered Financial Professional

Print Full Name:

Financial Professional ID Number:

Email Address (Optional): Phone Number:

Firm Name:

Firm Address:

Signature:	X

Additional Financial Professional(s)

The following Servicing Financial Professional(s) must also meet all licensing, appointment and training required to solicit this policy. As a Servicing Financial Professional, the individual(s) listed below will have the same independent rights to access policy information and submit instructions as are granted to the Primary Financial Professional of Record.

Print Full Name:

Financial Professional ID Number:

Print Full Name:

Financial Professional ID Number:

Print Full Name:

Financial Professional ID Number:

❑	Check here if there are more than four (4) Financial Professionals. If there are more than four (4) Financial Professionals, please complete the Additional Financial Professional Form.

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HELPFUL APPLICATION HINTS

Thank you for choosing Transamerica for your clients’ retirement needs.

Want to avoid processing delays, having to obtain additional signatures or receiving commissions late? This document outlines the most common errors which cause application processing delays and rejections.

Section 2 - Owner Information: Make sure all required information is complete and legible. Most common missing, incorrect or illegible information includes:

• Social Security Number/Taxpayer Identification Number	• Missing Citizenship

• Incomplete or Missing Date of Birth (mm/dd/yyyy)	• Incomplete Owner Name

• Incomplete Address Information - Verify Residential Address is a Street Address if Mailing Address is a P.O. Box

Section 5 - Beneficiary Designation: At a minimum verify the Name is completed. If the spouse is the beneficiary, the address, citizenship, Social Security Number and Date of Birth must be completed as well.

Section 6 - Purchase Payment Information: Doing a transfer? You must include the appropriate Transamerica transfer form with the application.The transfer form and Section 6 of the application should match.

Section 7 - Benefit Elections: If you are electing a Death Benefit or Living/Withdrawal Benefit, verify the Benefit is available for the product and state selected, the annuitant is within the rider’s issue ages and the type of annuity selected.

Section 8 - Living/Withdrawal Benefit: If you are electing a Living/Withdrawal Benefit, please note that under the Joint option, “civil union or domestic partner” refers to a domestic partnership/civil union between two people of the same sex.

Section 9 - Replacements: When completing the Replacement Questions in Section 9 all questions must be answered. In addition the client’s replacement answers on the left should correspond to the financial professional’s answers on the right. NOTE: Many states have replacement regulations which may include a replacement form for replacements and non-replacements dependent on the answers to the questions in Section 9. Please ensure you follow the replacement regulations applicable to the issue state listed on the application.

Missing Application Documents: Verify all required documents are included, complete and legible. Examples of Forms and/or documents often forgotten in applicable situations include:

• Electronic Submission Questionnaire	• Internal Transfer Disclosure	• Power of Attorney

• State Replacement Forms	• Transfer Forms	• Trustee or Entity Certification

Please Print Clearly—As a convenience to you, applications are writable online at www.transamerica.com.

REMINDER: PER STATE REGULATIONS, a number of states require product specific training prior to solicitation. Please verify you have completed the necessary training if applicable in the state you are choosing to solicit business.

Following the hints above can streamline and increase the efficiencies in processing your business.

In addition, Transamerica is proud to offer our industry leading concierge service. This service was created to help simplify the process of writing variable annuity business. For further assistance regarding the application or the concierge service please call the Transamerica Annuities Sales Desk at (800) 851-7555.

Page 1 of 1	11/16

Individual Variable Deferred Annuity Application
Transamerica Financial Life Insurance Company
Mailing Address: 4333 Edgewood Road NE, Cedar Rapids, IA 52499
(Hereafter referred to as the Company, we, our, or us)	(800) 525-6205
Home Office: 440 Mamaroneck Avenue	www.transamerica.com
Harrison, New York 10528

By providing an email address below, I consent to receive an email that will initiate the process of receiving electronic documents and notices applicable to the Eligible Policy/Policies accessed through the Company website. A link within the email will direct you to the Company e-delivery terms and conditions as well as our registration and consent process. I have access to the Internet for the purpose of accepting electronic delivery of documents.

Email Address:

Electronic Delivery Document notifications will be provided to only one email address. Any email provided above will override any existing email address, if applicable. Please call (800) 525-6205 or visit the Company website if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your email address.

1. PRODUCT INFORMATION

Product: I-Share

2. PRIMARY OWNER INFORMATION

Type of Owner: If the Type of Owner is an Individual, there must be an immediate (spouse, parent, child, grandparent, grandchild or sibling) familial relationship between the Owner(s) and the Annuitant.

❑ Individual	❑ Trust (1)	❑ Qualified Custodial Account (4)
❑ Entity (2)	❑ Company Qualified Plan (3)	❑ UGMA/UTMA

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box)	Street Address

City State Zip Code Country

Mailing Address:
Street Address

City State Zip Code Country

SSN/TIN:	Date of Birth:	Telephone:

Citizenship: ❑ U.S. Citizen/Entity ❑ Non-U.S. Citizen/Entity (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female

(1)	Trustee Certification Form is Required.
(2)	Entity Certification Form is Required.
(3)	Profit Sharing Plan, Pension Plan, 401(k), etc. (Plan). Qualified Plan Certification Form is Required. The Plan must be the Beneficiary listed in Section 5.
(4)	If a Joint Rider is selected in Section 7B, the Spousal Information for Custodial Accounts Form is required.

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3. JOINT OWNER INFORMATION

If no Joint Owner is listed, the Company will issue the policy with the Primary Owner listed in Section 2.

If Type of Owner in Section 2 is an Individual; there must be an immediate (spouse, civil union, domestic partner, parent, child, grandparent, grandchild or sibling) familial relationship between the Owner(s) and the Annuitant.

❑ Check here if the Joint Owner’s Address is the same as the Primary Owner’s Address.

Relationship to Owner:

Complete Legal Name:

Residential Address:

(Cannot be a P.O. Box)     Street Address

City	State Zip Code	Country

Mailing Address:

                                     Street Address

City	State Zip Code	Country

SSN/TIN:	Date of Birth:	Telephone:

Citizenship: ❑ U.S. Citizen/Entity ❑ Non-U.S. Citizen/Entity  (Country:                                                                                                           )

                                                             ❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female

4. ANNUITANT INFORMATION

If no Annuitant is listed, the Company will issue the policy with the Primary Owner and Annuitant as the same.

If Type of Owner in Section 2 is an Individual; there must be an immediate (spouse, parent, child, grandparent, grandchild or sibling) familial relationship between the Owner(s) and the Annuitant.

❑ Check here if the Annuitant’s Address is the same as the Primary Owner’s Address.

Relationship to Owner:

Complete Legal Name:

Residential Address:

(Cannot be a P.O. Box)     Street Address

City	State Zip Code	Country

Mailing Address:

                                     Street Address

City	State Zip Code	Country

SSN/TIN:	Date of Birth:	Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country:                                                                                                                                )

                                                             ❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female

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5. BENEFICIARY DESIGNATION

The percentages assigned must be whole percentages and total 100% for each beneficiary type (primary and/or contingent). If the percentages do not total 100%, we will consider this designation incomplete until sufficient beneficiary information is received. If a designation is incomplete or there are no surviving beneficiaries at the time a claim is processed, proceeds will be payable per the terms of the policy.

•	If the Beneficiary is to be restricted, the Beneficiary Designation with Restricted Payout Form must be received.

❑	Primary Allocation Percentage: ____________% Is this an Irrevocable Beneficiary? ❑ Yes ❑ No

Relationship to Annuitant:

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box) Street Address
	City	State Zip Code	Country

SSN/TIN: Date of Birth: Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female ❑ Entity ❑ Trust ❑ Qualified Plan ❑ Other:

❑	Primary ❑ Contingent Allocation Percentage: ____________% Is this an Irrevocable Beneficiary? ❑ Yes ❑ No

Relationship to Annuitant:

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box) Street Address
	City	State Zip Code	Country

SSN/TIN: Date of Birth: Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female ❑ Entity ❑ Trust ❑ Qualified Plan ❑ Other:

❑	Primary ❑ Contingent Allocation Percentage: ____________% Is this an Irrevocable Beneficiary? ❑ Yes ❑ No

Relationship to Annuitant:

Complete Legal Name:

Residential Address:
(Cannot be a P.O. Box) Street Address
	City	State Zip Code	Country

SSN/TIN: Date of Birth: Telephone:

Citizenship: ❑ U.S. Citizen ❑ Non-U.S. Citizen (Country: )
❑ Resident Alien ❑ Non-Resident Alien

Gender: ❑ Male ❑ Female ❑ Entity ❑ Trust ❑ Qualified Plan ❑ Other:

❑	Check if there are more Beneficiaries and complete the Additional Beneficiary Form and return with the application.

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6. PURCHASE PAYMENT INFORMATION

Type of Annuity Applying for (select only one): If applying for a Qualified Plan (Profit Sharing Plan, Pension Plan, 401(k), orother), the Qualified Plan Certification and Acknowledgement Form and Plan Investment and Services Agreement is required.

❑ Non-Qualified	❑ Traditional IRA	❑ Roth IRA	❑ SEP IRA	❑ SIMPLE IRA

❑ Profit Sharing Plan	❑ Pension Plan	❑ 401(k)	❑ Other:

❑ BENE IRA - Deceased Name:				Date of Death:

❑ Non-Qualified Stretch - Deceased Name:				Date of Death:

Funding Options:

❑ Check Enclosed

❑ Wire

❑ Financial Professional/Client to request release of funds

❑   The Company to request release of funds. The 1035 Exchange, Rollover or Transfer Request Form is required. Submit the appropriate state replacement form(s) if the Applicant has existing life insurance policies or annuity contracts.

Source of Funds:

❑ New Money / Contribution Money $ if Qualified Plan - Tax Year:

❑ Non-Qualified 1035 Exchange - Anticipated Premium Amount $

❑ CD/Mutual Fund Redemption - Anticipated Premium Amount $

❑ Direct Transfer - Anticipated Premium Amount $

❑ Rollover - Anticipated Premium Amount $

7A. ELECTIONS - DEATH BENEFIT

You must select only one Death Benefit option. Your selection cannot be changed after the policy has been issued.

❑ Policy Value Death Benefit

❑ Return of Premium Death Benefit

❑ Annual Step-Up Death Benefit

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7B. ELECTIONS - LIVING/WITHDRAWAL BENEFIT RIDER

If you elect either the Retirement Income ChoiceE or Retirement Income MaxE Rider identified in this section, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize the potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk-adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefit. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with these riders. You pay an additional fee for the guaranteed benefit, which, in part, pays for protecting the related benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your Financial Professional whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under these riders that do not invest in funds that utilize volatility control strategies.

You can select only one Living/Withdrawal Benefit Rider.

•

If a Joint rider option Joint option is selected and the policy has a Joint Owner, the spouse must be an owner (primary or joint). If a Joint Rider is selected and there is not a Joint Owner, the sole Primary Beneficiary must be the annuitant’s spouse.

•	If the Type of Annuity in Section 6 is BENE IRA or Non-Qualified Stretch, the Living/Withdrawal Benefit Riders are not available.

•	Guaranteed Lifetime Withdrawal Benefit (Retirement Income Choice® (RIC) Rider) - Select Investment Allocations within Section 8C.

Election - To elect this rider, select either the Single option or the Joint option.

❑ Single

❑ Joint

RIC Rider Option

❑ Death Benefit

This optional guarantee is available for an additional charge. Subject to the rider’s terms, conditions and limitations, the rider provides a maximum annual withdrawal amount for the life of the annuitant (or if joint, the annuitant’s spouse) regardless of policy value. The rider is intended to provide you with a guaranteed lifetime withdrawal benefit and an opportunity for increases in the rider withdrawal amount. After the 5th Rider Anniversary, the rider fee may increase due to an automatic step-up.

The Guaranteed Lifetime Withdrawal Benefit:

•	Can be terminated independently of the policy to which it is attached, at any time within a 30-day window after the fifth rider anniversary and every fifth rider anniversary thereafter.

•	Surrender of the policy due to a reduction in policy value (even to a zero value) may not be appropriate if the withdrawal guarantee available through the rider has a positive value.

•	Withdrawals prior to the rider anniversary following the annuitant’s (or the annuitant’s spouse’s, if younger) 59th birthday will result in an excess partial withdrawal.

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7B. ELECTIONS - LIVING/WITHDRAWAL BENEFIT RIDER (continued)

•	Retirement Income MaxE (RIM) Rider - Select Investment Allocations within Section 8C.

Election - To elect this rider, select either the Single option or the Joint option.

❑ Single

❑ Joint

This optional guarantee is available for an additional charge. Subject to the rider’s terms, conditions and limitations, the rider provides a maximum annual withdrawal amount for the life of the annuitant (or if joint, the annuitant’s spouse) regardless of policy value. The rider is intended to provide you with a guaranteed lifetime withdrawal benefit and an opportunity for increases in the rider withdrawal amount. After the 1st Rider Anniversary, the rider fee may increase due to an automatic step-up.

The Retirement Income MaxE Rider:

•	Can be terminated independently of the policy to which it is attached, at any time within a 30-day window after the fifth rider anniversary and every fifth rider anniversary thereafter.

•	Surrender of the policy due to a reduction in policy value (even to a zero value) may not be appropriate if the withdrawal guarantee available through the rider has a positive value.

•	Withdrawals prior to the rider anniversary following the annuitant’s (or the annuitant’s spouse’s, if younger) 59th birthday will result in an excess partial withdrawal.

•	Living Benefits Rider (Guaranteed Principal Solution SM (GPS)) - Select Investment Allocations within Section 8C.

❑ Guaranteed Principal SolutionSM (GPS) Rider

This optional guarantee is available for an additional charge. Subject to the rider’s terms, conditions, and limitations, the rider provides a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit.

The Owner must hold the policy in force until the Future Value Date in order to obtain the Guaranteed Minimum Accumulation Benefit available under this rider.

The Living Benefits Rider (Guaranteed Principal SolutionSM (GPS)) can be terminated independently of the policy to which it is attached, at any time after the third rider anniversary.

8A. INVESTMENT SELECTION - ASSET REBALANCING PROGRAM

Money invested in any available Fixed Account(s) is not included. More than one Investment Option must be allocated to participate in this program. If you would like to rebalance to a mix other than indicated in Section 8C, please complete the Optional Services Form.

I elect Asset Rebalancing of the variable investment options according to allocations in Section 8C using the frequency of:

❑ Monthly ❑ Quarterly ❑ Semi-Annually ❑ Annually

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8B. INVESTMENT SELECTION - DOLLAR COST AVERAGING (DCA) PROGRAM

If immediately investing all funds, proceed to Section 8C.

If any funds are to be allocated to the DCA Program:

•	Complete this section,

•	Indicate the portion of premium to be allocated into the DCA Program in the “Portion of Funds to DCA Program” Initial % column in Section 8C, and

•	Indicate the resulting allocation out of the DCA Program in the DCA% column in Section 8C.

If DCA Start Date is blank, the DCA transfers will begin one day after money is received. If the DCA Start Date has passed before the money is received, the DCA will start the next month or next quarter.

DCA Start Date:                              (must be between the 1st and the 28th)

Transfer from: (maximum caps may apply)

❑ TA Aegon Government Money Market ❑ TA Aegon U.S. Government Securities ❑ DCA Fixed Account

Frequency and Number of Transfers: ($500 minimum for each transfer)

Monthly: ❑ 6 ❑ 10 ❑ 12 ❑ 24 ❑ Other :                     (minimum 6 months/maximum 24 months)

Quarterly: ❑ 4 ❑ 8

8C. INVESTMENT ALLOCATIONS

For all options listed in this Section, the Initial Percentage (Initial %) column and DCA (if applicable) Percentage (DCA %) column must each total 100%. All options must be entered in whole percentages.

Some elections in Section 7 have subaccount restrictions. In order to allocate to a specific subaccount below, either an “A”, “B”, “C”, or a “✓” must be indicated in the appropriate column.

Section 7 Elections
Initial %	DCA %	Subaccount Name	Policy Value	Return of Premium	Annual Step Up	RIC	RIM	GPS
N/A		Portion of Funds to DCA Program	✓	✓	✓	✓	✓	✓
N/A	N/A	1 Year Fixed Guaranteed Period(1)(2)(101)	✓	✓	✓	C	✓	✓
N/A	N/A	3 Year Fixed Guaranteed Period(1)(2)(103)	✓	✓	✓	C	✓	✓
N/A	N/A	5 Year Fixed Guaranteed Period(1)(2)(105)	✓	✓	✓	C	✓	✓
N/A	N/A	7 Year Fixed Guaranteed Period(1)(2)(107)	✓	✓	✓	C	✓	✓
		AB Balanced Wealth Strategy Portfolio 0.20% (3) (901)	✓	✓	✓			✓
		AB Growth and Income Portfolio 0.20% (3) (934)	✓	✓	✓			✓
		American Funds - Asset Allocation Fund 0.40% (3) (903)	✓	✓	✓			✓
		American Funds - Bond Fund 0.40% (3) (904)	✓	✓	✓	C	✓	✓
		American Funds - Growth Fund 0.40% (3) (905)	✓	✓	✓			✓

(1)	We reserve the right to prohibit premium payments to the Fixed Account as described in the Payment of Premiums provision of your policy.
(2)	The Guaranteed Periods that may be available when the Fixed Account is available.
(3)	If this Allocation option is elected, a Fund Facilitation Fee will be charged in addition to any policy fees and charges.

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8C. INVESTMENT ALLOCATIONS

For all options listed in this Section, the Initial Percentage (Initial %) column and DCA (if applicable) Percentage (DCA %) column must each total 100%. All options must be entered in whole percentages.

Some elections in Section 7 have subaccount restrictions. In order to allocate to a specific subaccount below, either an “A”, “B”, “C”, or a “✓” must be indicated in the appropriate column.

Section 7 Elections
Initial %	DCA %	Subaccount Name	Policy Value	Return of Premium	Annual Step Up	RIC	RIM	GPS
		American Funds - Growth-Income Fund 0.40% (1)(906)	✓	✓	✓			✓
		American Funds - International Fund 0.40% (1)(907)	✓	✓	✓			✓
		Equity Index Portfolio 0.60% (1) (914)	✓	✓	✓			✓
		FidelityE- VIP Balanced Portfolio 0.20% (1) (935)	✓	✓	✓			✓
		FidelityE- VIP ContrafundEPortfolio 0.20% (1) (936)	✓	✓	✓			✓
		FidelityE- VIP Mid Cap Portfolio 0.20% (1)(937)	✓	✓	✓			✓
		FidelityE- VIP Value Strategies Portfolio 0.20% (1) (938)	✓	✓	✓			✓
		GE Investments Total Return Fund 0.20% (1) (908)	✓	✓	✓			✓
		International Portfolio 0.60% (1) (917)	✓	✓	✓			✓
		Mid-Cap Index Portfolio 0.60% (1) (915)	✓	✓	✓			✓
		REIT Index Portfolio 0.60% (1) (916)	✓	✓	✓			✓
		Short-Term Investment-Grade Portfolio 0.60% (1) (918)	✓	✓	✓			✓
		TA AB Dynamic Allocation (825)	✓	✓	✓	C		✓
		TA Aegon Government Money Market (829)	✓	✓	✓	C	✓	✓
		TA Aegon High Yield Bond (820)	✓	✓	✓			✓
		TA Aegon U.S. Government Securities (828)	✓	✓	✓	C	✓	✓
		TA American Funds Managed Risk - Balanced (850)	✓	✓	✓	B		✓
		TA Asset Allocation - Conservative (801)	✓	✓	✓	C	✓	✓
		TA Asset Allocation - Growth (800)	✓	✓	✓			✓
		TA Asset Allocation - Moderate (802)	✓	✓	✓	B		✓
		TA Asset Allocation - Moderate Growth (803)	✓	✓	✓	A		✓
		TA Barrow Hanley Dividend Focused (822)	✓	✓	✓			✓

(1)	If this Allocation option is elected, a Fund Facilitation Fee will be charged in addition to any policy fees and charges.

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8C. INVESTMENT ALLOCATIONS

For all options listed in this Section, the Initial Percentage (Initial %) column and DCA (if applicable) Percentage (DCA %) column must each total 100%. All options must be entered in whole percentages.

Some elections in Section 7 have subaccount restrictions. In order to allocate to a specific subaccount below, either an “A”, “B”, “C”, or a “✓” must be indicated in the appropriate column.

Section 7 Elections
Initial %	DCA %	Subaccount Name	Policy Value	Return of Premium	Annual Step Up	RIC	RIM	GPS
		TA BlackRock Equity Smart Beta 100 (719)	✓	✓	✓			✓
		TA BlackRock Global Allocation (798)	✓	✓	✓	A		✓
		TA BlackRock Global Allocation Managed Risk - Balanced (795)	✓	✓	✓	B		✓
		TA BlackRock Global Allocation Managed Risk - Growth (794)	✓	✓	✓	A		✓
		TA BlackRock Smart Beta 50 (717)	✓	✓	✓	A		✓
		TA BlackRock Smart Beta 75 (718)	✓	✓	✓			✓
		TA BlackRock Tactical Allocation (799)	✓	✓	✓	B		✓
		TA Clarion Global Real Estate Securities (812)	✓	✓	✓			✓
		TA International Moderate Growth (855)	✓	✓	✓	A		✓
		TA Janus Balanced (773)	✓	✓	✓	A		✓
		TA Janus Mid-Cap Growth (835)	✓	✓	✓			✓
		TA Jennison Growth (818)	✓	✓	✓			✓
		TA JPMorgan Core Bond (839)	✓	✓	✓	C	✓	✓
		TA JPMorgan Enhanced Index (819)	✓	✓	✓			✓
		TA JPMorgan Mid Cap Value (781)	✓	✓	✓			✓
		TA JPMorgan Tactical Allocation (840)	✓	✓	✓	C	✓	✓
		TA Legg Mason Dynamic Allocation - Balanced (766)	✓	✓	✓	B	✓	✓
		TA Legg Mason Dynamic Allocation - Growth (767)	✓	✓	✓	A		✓
		TA Managed Risk - Balanced ETF (856)	✓	✓	✓	B	✓	✓
		TA Managed Risk - Conservative ETF (779)	✓	✓	✓	C	✓	✓
		TA Managed Risk - Growth ETF (857)	✓	✓	✓	A		✓
		TA Market Participation Strategy (797)	✓	✓	✓	B		✓
		TA MFS International Equity (806)	✓	✓	✓			✓

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8C. INVESTMENT ALLOCATIONS

For all options listed in this Section, the Initial Percentage (Initial %) column and DCA (if applicable) Percentage (DCA %) column must each total 100%. All options must be entered in whole percentages.

Some elections in Section 7 have subaccount restrictions. In order to allocate to a specific subaccount below, either an “A”, “B”, “C”, or a “✓” must be indicated in the appropriate column.

Section 7 Elections
Initial %	DCA %	Subaccount Name	Policy Value	Return of Premium	Annual Step Up	RIC	RIM	GPS
		TA Morgan Stanley Capital Growth (824)	✓	✓	✓			✓
		TA Multi-Managed Balanced (816)	✓	✓	✓	A		✓
		TA Multi-Manager Alternative Strategies (796)	✓
		TA PIMCO Tactical - Balanced (777)	✓	✓	✓	B		✓
		TA PIMCO Tactical - Conservative (776)	✓	✓	✓	C	✓	✓
		TA PIMCO Tactical - Growth (775)	✓	✓	✓	A		✓
		TA PIMCO Total Return (823)	✓	✓	✓	C	✓	✓
		TA PineBridge Inflation Opportunities (785)	✓	✓	✓	C	✓	✓
		TA QS Investors Active Asset Allocation - Conservative (784)	✓	✓	✓	C	✓	✓
		TA QS Investors Active Asset Allocation - Moderate (783)	✓	✓	✓	B		✓
		TA QS Investors Active Asset Allocation - Moderate Growth (782)	✓	✓	✓	A		✓
		TA Systematic Small/Mid Cap Value (854)	✓	✓	✓			✓
		TA T. Rowe Price Small Cap (832)	✓	✓	✓			✓
		TA Torray Concentrated Growth (834)	✓	✓	✓			✓
		TA TS&W International Equity (833)	✓	✓	✓			✓
		TA WMC US Growth (826)	✓	✓	✓			✓
		Total Bond Market Index Portfolio 0.60% (1) (919)	✓	✓	✓			✓
		Wanger International 0.30% (1) (939)	✓	✓	✓			✓
		Wanger USA 0.30% (1) (940)	✓	✓	✓			✓

(1)	If this Allocation option is elected, a Fund Facilitation Fee will be charged in addition to any policy fees and charges.

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9. OWNER & FINANCIAL PROFESSIONAL—REPLACEMENT INFORMATION

Both the Owner Response and the Financial Professional Response columns must be completed.

Submit the appropriate replacement form(s) if the Applicant has existing life insurance policies or annuity contracts.

❑	Check here if there are more than three (3) replacement policies. For more than three (3) policies, please complete the Additional Replacement Policy Form and return with the application.

Financial Professional
Replacement Questions		Owner Response	Response
Will this annuity replace or change any existing life insurance policies or annuity contracts?		❑ No ❑ Yes	❑ No ❑ Yes

If yes -	Company:
Policy #:

Company:
Policy #:

Company:
Policy #:

10. OWNER & ANNUITANT SIGNATURES AND ACKNOWLEDGEMENTS

❑	Please check here if you want to be sent a copy of “Statement of Additional Information”.

•	To the best of my knowledge and belief, all of my statements and answers on this application are correct and true.

•	This application is subject to acceptance by the Company. If this application is rejected for any reason, the Company will be liable only for return of purchase payment paid.

•

I understand that federal law requires all financial institutions to obtain customer information, including the name, residential address, date of birth, Social Security Number or Taxpayer Identification Number and any other information necessary to sufficiently identify each customer.

•	Account values based on the performance of the Separate Account are not guaranteed as to fixed dollar amount.

I HAVE REVIEWED MY FINANCIAL OBJECTIVES AND INSURANCE NEEDS, INCLUDING ANY EXISTING ANNUITY COVERAGE, AND FIND THE ANNUITY BEING APPLIED FOR IS APPROPRIATE FOR MY NEEDS.

If the individuals signing below are signing as a Power of Attorney, Guardian, Conservator, Authorized Representative, or Trustee, additional information is required.

Signed at:
City State

Date: Linking Number:

Owner(s) Signature:	X
I am signing as: ❑ Power of Attorney ❑ Guardian ❑ Conservator ❑ Authorized Representative ❑ Trustee

Joint Owner(s) Signature:	X
I am signing as: ❑ Power of Attorney ❑ Guardian ❑ Conservator ❑ Authorized Representative ❑ Trustee

Annuitant Signature (if not Owner):	X

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11. FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS & SIGNATURES

REMINDER - If there is more than one product listed in Section 1, please verify a product has been selected.

I certify that I have truly and accurately recorded on the application the information that was provided to me by the applicant. If this is a replacement transaction, I confirm that I have reviewed the Company’s written standard regarding the acceptability of replacements and that it meets the Company’s standard.

Primary Registered Financial Professional

Primary Registered Financial Professional

Print Full Name:

Financial Professional ID Number:

Email Address (Optional): Phone Number:

Firm Name:

Firm Address:

Signature:	X

Additional Financial Professional(s)

The following Servicing Financial Professional(s) must also meet all licensing, appointment and training required to solicit this policy. As a Servicing Financial Professional, the individual(s) listed below will have the same independent rights to access policy information and submit instructions as are granted to the Primary Financial Professional of Record.

Print Full Name:

Financial Professional ID Number:

Print Full Name:

Financial Professional ID Number:

Print Full Name:

Financial Professional ID Number:

❑	Check here if there are more than four (4) Financial Professionals. If there are more than four (4) Financial Professionals, please complete the Additional Financial Professional Form.

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